Exhibit 10.2

Execution Version
AMENDMENT TO SECURITIES PURCHASE AGREEMENT
THIS AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of December 4, 2020 (the “Amendment Effective Date”), is made by and among Apollo Endosurgery, Inc., a Delaware corporation (the “Company”), and the Purchasers listed on the signature pages hereto (each a “Holder” and collectively, the “Holders”).
The Company and the Holders, as Purchasers, are parties to a Securities Purchase Agreement dated as of August 7, 2019 (as amended, restated, modified or supplemented from time to time, the “Securities Purchase Agreement”) and the 6.0% Convertible Debenture due August 12, 2024 (each, a “Debenture” and collectively, the “Debentures”) issued thereunder by the Company to each respective Holder. The Company has requested that the Holders agree to certain amendments to the Securities Purchase Agreement and the Debenture held by each respective Holder. The Holders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1.Definitions.
(a)Terms Defined in Securities Purchase Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.
SECTION 2.Amendments to the Securities Purchase Agreement and the Debentures.
(a)The Debenture of each Holder party hereto shall be amended as follows effective as of the Amendment Effective Date:
(i)Each reference to “August 12, 2024” in the Debenture shall be replaced with “August 12, 2026”.
(b)References within Securities Purchase Agreement. Each reference in the Securities Purchase Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Securities Purchase Agreement as amended by this Amendment.
SECTION 3.Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Securities Purchase Agreement and the Debenture of each Holder contemplated hereby:
(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and
(ii)There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4.Representations and Warranties. To induce the Holders to enter into this Amendment, the Company hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 3.1 of the Securities Purchase Agreement and in the other Transaction Documents are accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects). For the purposes of this Section 4, and (i) each reference in Section 3.1 of the Securities Purchase Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Securities Purchase Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and
238657167 v3

restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).
SECTION 5.Miscellaneous.
(a)Transaction Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Securities Purchase Agreement, the Debentures and the other Transaction Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Holders’ execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.
(b)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(c)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates (as defined in the Debentures), directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Amendment, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
(d)Complete Agreement; Amendments. This Amendment and the Transaction Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Transaction Documents merge into this Amendment and the Transaction Documents.
(e)Severability of Provisions. If any provision of this Amendment is invalid, illegal or unenforceable, the balance of this Amendment shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.
(f)Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
2
238657167 v3

(g)Transaction Documents. This Amendment and the documents related thereto shall constitute Transaction Documents.
(h)Headings. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

3
238657167 v3

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

COMPANY:

APOLLO ENDOSURGERY, INC.

By: /s/ Todd Newton
Name: Todd Newton
Title: Chief Executive Officer

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

BLACKWELL PARTNERS LLC – SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC Its Investment Manager

By: /s/ Daniel Mack
Name: Daniel Mack Title: Manager

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP By: Nantahala Capital Management, LLC Its General Partner

By: /s/ Daniel Mack
Name: Daniel Mack Title: Manager

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP By: Nantahala Capital Management, LLC Its General Partner

By: /s/ Daniel Mack
Name: Daniel Mack Title: Manager

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

NCP QR LP By: Nantahala Capital Management, LLC Its Investment Manager

By: /s/ Daniel Mack
Name: Daniel Mack Title: Manager

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

NANTAHALA CAPITAL PARTNERS SI, LP By: Nantahala Capital Management, LLC Its Investment Manager

By: /s/ Daniel Mack
Name: Daniel Mack Title: Manager

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

SILVER CREEK CS SAV, L.L.C. solely
with respect to the portion of its assets for which
Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC
  Its Investment Manager

By: /s/ Daniel Mack
Name: Daniel Mack Title: Manager

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

Stefanie Cavanaugh

/s/ Stefanie Cavanaugh

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

CURLEW FUND, LP

By: /s/ Kent McGaughy
Name: Kent McGaughy Title: Managing Partner

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

KILLDEER FUND, LP

By: /s/ Kent McGaughy
Name: Kent McGaughy Title: Managing Partner

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

ROADRUNNER FUND, LP

By: /s/ Kent McGaughy
Name: Kent McGaughy Title: Managing Partner

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

GAGNON 2018 GRANDCHILDREN'S TRUST

By: /s/ Maureen Drew
Name: Maureen Drew Title: Trustee

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

GAGNON FAMILY PARTNERSHIP

By: /s/ Neil J. Gagnon and Lois E. Gagnon
Name: Neil J. Gagnon and Lois E. Gagnon Title:

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

Lois E. Gagnon

/s/ Lois E. Gagnon

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

Neil J. Gagnon

/s/ Neil J. Gagnon

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

Laurence Lytton

/s/ Laurence Lytton

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

Kelly Todd Newton

/s/ Todd Newton

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

HOLDER:

STONEPINE CAPITAL, LP

By: /s/ Timothy P. Lynch
Name: Timothy P. Lynch Title: Managing Member of the General Partner

[Signature Page to Amendment to Securities Purchase Agreement and Convertible Debentures]